UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2010

RODMAN & RENSHAW CAPITAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33737	84-1374481
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1251 Avenue of the Americas, New York, New York	10020
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (212) 356-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

          On May 6, 2010, Rodman & Renshaw Capital Group, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing its financial results for the first quarter ended March 31, 2010.

Item 5.07.          Submission of Matters to Vote of Security Holders.

          On May 5, 2010, Rodman & Renshaw Capital Group, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders. At that meeting, stockholders holding approximately 88% of the eligible votes:

•	Re-elected each incumbent director to serve until the next annual meeting of the Company’s stockholders or until their respective successors have been duly elected and qualified;

•	Approved the Company’s 2010 Stock Award and Incentive Plan; and

•	Ratified the appointment of KPMG LLP as the Company’s independent auditors for the 2009 fiscal year.

          The specific votes were as follows:

1. The election of directors:

	VOTES
NAME	FOR	WITHHELD
Wesley K. Clark	25,442,005	683,095
John J. Borer III	24,855,007	1,270,093
Peter F. Drake	24,778,182	1,346,918
Marvin I. Haas	21,241,693	4,883,407
Michael Vasinkevich	24,749,672	1,375,428
Winston Churchill	24,890,656	1,234,444
Sam Dryden	21,077,357	5,047,743
Edward Rubin	24,937,458	1,187,642
Richard M. Cohen	24,935,858	1,183,242
Mark L. Friedman	21,070,557	5,054,543

2. The approval of the Company’s 2010 Stock Award and Incentive Plan:

VOTES
FOR	AGAINST	ABSTAIN
19,475,193	6,471,755	178,152

3. The ratification of KPMG LLP:

VOTES
FOR	AGAINST	ABSTAIN
30,807,771*	120,709	13,837
*Including 4,817,217 broker non-votes.

Item 9.01.          Financial Statements and Exhibits.

          (d) Exhibits

Exhibit
No.	Description

99.1	Press release, dated May 6, 2010, announcing financial results for the first quarter ended March 31, 2010.

          In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

* * * * *

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rodman & Renshaw Capital Group, Inc.

Dated: May 6, 2010	By:	/s/ David J. Horin
David J. Horin Chief Financial Officer